Exhibit 99.10

MBNA MASTER CREDIT CARD TRUST II SERIES 1995-I

KEY PERFORMANCE FACTORS
April 30, 1999



        Expected B Maturity                                       11/15/00


        Blended Coupon                                            5.1224%



        Excess Protection Level
          3 Month Average  5.99%
          April, 1999  5.14%
          March, 1999  6.75%
          February, 1999  6.08%


        Cash Yield                                  17.83%


        Investor Charge Offs                        5.23%


        Base Rate                                   7.46%


        Over 35 Day Delinquency                     4.87%


        Seller's Interest                           10.40%


        Total Payment Rate                          14.17%


        Total Principal Balance                     $42,469,994,217.25


        Investor Participation Amount               $750,000,000.00


        Seller Participation Amount                 $4,418,074,698.76